UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CORPORATE OFFICE PROPERTIES TRUST
(Name of Registrant as Specified In Its Charter)

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M32950-P07640 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. CORPORATE OFFICE PROPERTIES TRUST *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 12, 2011. Meeting Information Meeting Type: Annual For holders as of: March 15, 2011 Date: May 12, 2011 Time: 9:30 AM EDT Location: Corporate Office Properties Trust 6711 Columbia Gateway Drive Suite 300 Columbia, MD 21046 See the reverse side of this notice to obtain proxy materials and voting instructions. CORPORATE OFFICE PROPERTIES TRUST INVESTOR RELATIONS 6711 COLUMBIA GATEWAY DRIVE, SUITE 300 COLUMBIA, MD 21046

M32951-P07640 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2011 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items M32952-P07640 The Board of Trustees recommends that you vote "FOR" the listed nominees: The Board of Trustees recommends you vote "FOR" Proposals 2 and 4 and "1 YEAR" for Proposal 3: 2. Approval, on a Non-Binding, Advisory Basis, of Named Executive Officer Compensation. 3. Vote, on a Non-Binding, Advisory Basis, on Frequency of Future Votes on Named Executive Officer Compensation. 4. Ratification of the Appointment of Independent Registered Public Accounting Firm. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 01) Jay H. Shidler 02) Clay W. Hamlin, III 03) Thomas F. Brady 04) Robert L. Denton 05) Randall M. Griffin 1. Election of Trustees Nominees: 06) Elizabeth A. Hight 07) David M. Jacobstein 08) Steven D. Kesler 09) Richard Szafranski 10) Kenneth D. Wethe

M32953-P07640